UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009

HERE MEDIA INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	000-53690	26-3962587
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard Penthouse Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 806-4288

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On December 14, 2009, Here Media Inc., Here Publishing Inc., PlanetOut Inc., and Here Networks L.L.C. (individually and collectively, the “Company”) entered into a factoring agreement (the “Agreement”) with Amegy Bank National Association (“Amegy”) providing a facility with which to finance accounts receivable of the Company.

Paul A. Colichman, Chief Executive Officer and President of the Company, and Stephen P. Jarchow, Chairman of the Board of the Company, both of whom are substantial stockholders of the Company, have provided limited guaranties, each in the maximum amount of $1,500,000, of the Company’s obligations under the Agreement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2009

HERE MEDIA INC.

By: /s/ Paul A. Colichman
       Name: Paul A. Colichman
       Title: Chief Executive Officer and President